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                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, DC 20549
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                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 30, 2006

                               Delta Mutual, Inc.
               (Exact name of registrant as specified in charter)

         Delaware                                   000-30563
(State or other jurisdiction                 (Commission File Number)
 of  incorporation)


111 North Branch Street, Sellersville, Pennsylvania      18960
-----------------------------------------------------   --------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (215) 258-2800


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
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Item 3.02. Unregistered Sales of Equity Securities

      The following table sets forth the sales of unregistered securities since the Company's last report filed under this item.

                                                                                 Principal       Total Offering Price/
        Date                  Title and Amount             Purchaser            Underwriter      Underwriting Discounts
----------------------- ----------------------------- -------------------- --------------------- -----------------------
June 30, 2006           2,000,000 shares of common    Private investor              NA           $100,000/$10,000
                        stock
----------------------- ----------------------------- -------------------- --------------------- -----------------------
July 7, 2006            1,000,000 shares of common    Private investor              NA           $50,000/$5,000
                        stock
----------------------- ----------------------------- -------------------- --------------------- -----------------------

The issuances of common stock to consultants are viewed as exempt from registration under the Securities Act of 1933, as amended ("Securities Act"), under section 4(2) thereof, as transactions not involving any public offering. The private placements of the Company's common stock to individual U.S. investors, and the offerings of notes, convertible notes and shares upon conversion of notes, to U.S. investors, are viewed as exempt under the provisions of Rule 506 of Regulation D under the Securities Act.

Item 7.01 Regulation FD Disclosure

On July 3, 2006, the Company's Board of Directors (the "Board") cancelled options to purchase 7,978,000 shares of our common stock, which were granted under the Company's 2004 Stock Option Plan(the "2004 Plan") to four employees, and one employee of a subsidiary, in November 2004, December 2005 and February 2006, with exercise prices ranging from $0.17 to $0.25 per share. On July 3, 2006, the Board granted 7,978,000 new stock options under the 2004 Plan to the four employees, and the employee of a subsidiary, with exercise prices of $0.11 per share. The new stock option grants are exercisable for a period of five years.

In accordance with Statement of Financial Accounting Standards No. 123 (R), beginning with the third quarter of 2006, the Company will incur an additional quarterly non-cash charge of approximately $44,000 that represents the incremental compensation cost associated with the modification of the stock option grants over the five-year period of the new grants.

PLEASE REFER TO A COPY OF THE PRESS RELEASE FILED AS EXHIBIT 99.1 TO THIS
REPORT.

Item 9.01 Financial Statements and Exhibits

    (c) Exhibits

    No.          Description of Exhibit
    ---          ----------------------

    99.1         Press Release dated July 10, 2006


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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

                                             Delta Mutual, Inc.


Date: July 10, 2006
                                           By: /s/ Peter F. Russo
                                           -------------------------------------
                                           Peter F. Russo,
                                           President and Chief Executive Officer



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